COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

March 31, 2021 (Unaudited)

		Shares/Units	Value
COMMON STOCK	114.6%
AUSTRALIA	7.2%
ELECTRIC	1.1%
Spark Infrastructure Group		16,454,821	$27,121,223

REAL ESTATE—DATA CENTERS	0.8%
NEXTDC Ltd.(a)		2,330,476	18,444,578

TOLL ROADS	5.3%
Transurban Group(b)		12,630,198	127,782,317

TOTAL AUSTRALIA			173,348,118

BELGIUM	0.4%
ELECTRIC
Elia Group SA/NV		90,275	9,940,770

BRAZIL	1.6%
ELECTRIC	0.4%
Neoenergia SA		3,160,694	9,349,587

RAILWAYS	0.8%
Rumo SA(a)		5,542,198	19,938,975

TOLL ROADS	0.4%
CCR SA		4,219,079	9,684,472

TOTAL BRAZIL			38,973,034

CANADA	12.4%
ELECTRIC	1.4%
Hydro One Ltd., 144A(c)		1,454,804	33,884,072

INFRASTRUCTURE—MIDSTREAM—C-CORP	1.9%
Pembina Pipeline Corp.		1,589,041	45,899,728

PIPELINES—C-CORP	5.2%
Enbridge, Inc. (USD)(b)		2,598,224	94,650,031
Gibson Energy, Inc.		468,116	8,295,491
TC Energy Corp.(b)		484,180	22,195,918

			125,141,440

RAILWAYS	2.3%
Canadian Pacific Railway Ltd.		146,699	56,032,084

UTILITIES	1.6%
Emera, Inc.		833,151	37,079,761

TOTAL CANADA			298,037,085

		Shares/Units	Value
CHINA	3.6%
GAS DISTRIBUTION	1.3%
Enn Energy Holdings Ltd. (H shares)		1,891,321	$30,337,625

PIPELINES—C-CORP	0.6%
Beijing Enterprises Holdings Ltd. (H shares)(b)		3,899,500	13,768,960

TOLL ROADS	1.1%
Jiangsu Expressway Co., Ltd. (H shares)		15,514,000	19,317,416
Zhejiang Expressway Co., Ltd., Class H (H shares)		8,712,000	7,721,238

			27,038,654

UTILITIES—WATER UTILITIES	0.6%
Guangdong Investment Ltd. (H shares)(b)		8,878,425	14,458,376

TOTAL CHINA			85,603,615

FRANCE	3.4%
AIRPORTS	0.9%
Aeroports de Paris(a)		181,010	21,630,357

TOLL ROADS	2.2%
Eiffage SA(a)		196,705	19,690,500
Vinci SA		323,870	33,179,533

			52,870,033

UTILITIES	0.3%
Engie SA(a)		506,180	7,185,495

TOTAL FRANCE			81,685,885

HONG KONG	1.6%
ELECTRIC	0.7%
Power Assets Holdings Ltd.(b)		2,792,500	16,487,536

GAS DISTRIBUTION	0.9%
Hong Kong and China Gas Co., Ltd.		14,657,000	23,189,964

TOTAL HONG KONG			39,677,500

INDIA	0.3%
MARINE PORTS
Adani Ports & Special Economic Zone Ltd.(a)		866,887	8,328,138

ITALY	3.1%
INFRASTRUCTURE—GAS—DISTRIBUTION	1.2%
Snam S.p.A.		5,181,340	28,728,073

TOLL ROADS	0.5%
Atlantia S.p.A.(a)		666,952	12,475,047

		Shares/Units	Value
UTILITIES—ELECTRIC UTILITIES	1.4%
Enel S.p.A.		3,349,497	$33,360,123

TOTAL ITALY			74,563,243

JAPAN	2.7%
ELECTRIC	1.6%
Chubu Electric Power Co., Inc.(b)		1,379,800	17,757,643
Kansai Electric Power Co., Inc./The		1,889,800	20,446,877

			38,204,520

RAILWAYS	1.1%
East Japan Railway Co.(b)		92,000	6,513,326
West Japan Railway Co.(b)		351,200	19,459,128

			25,972,454

TOTAL JAPAN			64,176,974

MEXICO	2.1%
AIRPORTS	1.7%
Grupo Aeroportuario del Pacifico SAB de CV, Class B(a)		3,989,675	41,646,668

ELECTRIC	0.4%
Infraestructura Energetica Nova SAB de CV(a)		2,133,970	8,247,933

TOTAL MEXICO			49,894,601

NEW ZEALAND	1.5%
AIRPORTS
Auckland International Airport Ltd.(a),(b)		6,665,359	36,495,885

SPAIN	3.9%
AIRPORTS	3.1%
Aena SME SA, 144A(a),(c)		459,601	74,540,118

COMMUNICATIONS	0.8%
Cellnex Telecom SA, 144A(c)		349,016	20,096,191

TOTAL SPAIN			94,636,309

THAILAND	2.2%
AIRPORTS
Airports of Thailand PCL		23,767,900	52,479,523

UNITED KINGDOM	2.6%
ELECTRIC	2.6%
Atlantica Sustainable Infrastructure PLC (USD)		279,985	10,255,850
National Grid PLC		4,455,136	53,065,557

			63,321,407

		Shares/Units	Value
REAL ESTATE—DIVERSIFIED	0.0%
LondonMetric Property PLC		340	$1,001

TOTAL UNITED KINGDOM			63,322,408

UNITED STATES	66.0%
COMMUNICATIONS—TOWERS	9.9%
American Tower Corp.(b),(d)		414,894	99,184,560
Crown Castle International Corp.(b),(d)		537,992	92,604,563
SBA Communications Corp.(b),(d)		165,481	45,929,251

			237,718,374

ELECTRIC	29.1%
Alliant Energy Corp.(b),(d)		1,237,831	67,040,927
CMS Energy Corp.(b),(d)		594,458	36,392,719
Edison International(b),(d)		294,584	17,262,622
Entergy Corp.(b),(d)		390,699	38,862,830
Evergy, Inc.(b),(d)		879,385	52,349,789
FirstEnergy Corp.(b),(d)		2,218,415	76,956,816
NextEra Energy, Inc.(b),(d)		2,593,909	196,125,459
NorthWestern Corp.(b)		331,658	21,624,102
Portland General Electric Co.		588,018	27,913,214
PPL Corp.		915,818	26,412,191
Southern Co./The(b),(d)		1,373,954	85,404,981
Xcel Energy, Inc.(b)		800,703	53,254,757

			699,600,407

FREIGHT RAILS—ROAD & RAIL	2.2%
Kansas City Southern(b)		203,964	53,830,179

GAS DISTRIBUTION	0.9%
NiSource, Inc.(b),(d)		882,989	21,288,865

INFRASTRUCTURE—ELECTRIC	4.0%
CenterPoint Energy, Inc.(b),(d),(e)		1,821,518	41,257,383
Public Service Enterprise Group, Inc.(b),(d)		916,946	55,209,318

			96,466,701

PIPELINES	8.5%
PIPELINES—C-CORP	5.8%
Cheniere Energy, Inc.(a)		491,988	35,428,056
ONEOK, Inc.(b),(d)		830,780	42,087,315
Plains GP Holdings LP, Class A(b),(e)		1,219,622	11,464,447
Williams Cos., Inc.(b),(d)		2,186,739	51,803,847

			140,783,665

		Shares/Units	Value
PIPELINES—MLP	2.7%
Crestwood Equity Partners LP (Unregistered)*(f)		580,685	$15,074,583
Enterprise Products Partners LP(b),(d)		632,713	13,932,340
Magellan Midstream Partners LP(b),(d)		244,125	10,585,260
MPLX LP(b),(d)		514,959	13,198,399
Western Midstream Partners LP(b),(d)		670,936	12,472,700

			65,263,282

TOTAL PIPELINES			206,046,947

RAILWAYS	6.7%
Norfolk Southern Corp.(b),(d)		461,385	123,891,100
Union Pacific Corp.(b),(d)		169,013	37,252,155

			161,143,255

REAL ESTATE—DATA CENTERS	1.0%
CyrusOne, Inc.		345,554	23,400,917

UTILITIES—WATER UTILITIES	3.7%
American Water Works Co., Inc.(b),(d)		341,588	51,210,873
Essential Utilities, Inc.(b),(d),(e)		851,424	38,101,224

			89,312,097

TOTAL UNITED STATES			1,588,807,742

TOTAL COMMON STOCK (Identified cost—$2,104,516,583)			2,759,970,830

PREFERRED SECURITIES—$25 PAR VALUE	5.3%
BERMUDA	0.0%
REINSURANCE
RenaissanceRe Holdings Ltd., 5.75%, Series F (USD)(g)		7,000	189,630

CANADA	0.1%
UTILITIES
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (USD)(h)		29,567	795,352
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (USD)(h)		65,127	1,786,434

TOTAL CANADA			2,581,786

		Shares/Units	Value
NETHERLANDS	0.1%
INSURANCE
Aegon Funding Co. LLC, 5.10%, due 12/15/49 (USD)(b)		132,100	$3,427,995

UNITED STATES	5.1%
BANKS	1.5%
Bank of America Corp., 6.00%, Series EE(b),(g)		100,000	2,500,000
Bank of America Corp., 6.00%, Series GG(g)		54,185	1,473,832
Bank of America Corp., 5.875%, Series HH(g)		82,800	2,259,612
Bank of America Corp., 5.375%, Series KK(g)		23,385	633,266
Bank of America Corp., 5.00%, Series LL(g)		26,281	695,658
Capital One Financial Corp., 6.00%, Series H(g)		37,407	968,841
Citizens Financial Group, Inc., 5.00%, Series E(g)		58,500	1,546,740
GMAC Capital Trust I, 5.983% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)(b),(i)		216,141	5,507,273
Huntington Bancshares, Inc., 6.25%, Series D(b),(g)		73,122	1,852,180
JPMorgan Chase & Co., 6.10%, Series AA(b),(g)		121,901	3,103,600
JPMorgan Chase & Co., 5.75%, Series DD(g)		15,000	406,650
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series A(b),(g),(h)		58,930	1,673,612
Regions Financial Corp., 5.70% to 5/15/29, Series C(b),(g),(h)		140,630	3,892,638
Wells Fargo & Co., 5.85% to 9/15/23, Series Q(b),(g),(h)		84,670	2,269,156
Wells Fargo & Co., 5.625%, Series Y(b),(g)		99,275	2,635,751
Wells Fargo & Co., 4.75%, Series Z(b),(g)		206,575	5,273,860

			36,692,669

ELECTRIC	1.2%
CMS Energy Corp., 5.875%, due 3/1/79(b)		99,975	2,715,321
DTE Energy Co., 5.375%, due 6/1/76, Series B(b)		182,874	4,661,458
Duke Energy Corp., 5.75%, Series A(b),(g)		181,350	5,014,328
Integrys Holding, Inc., 6.00% to 8/1/23, due 8/1/73(b),(h)		174,388	4,577,685
NextEra Energy Capital Holdings, Inc., 5.65%, due 3/1/79, Series N(b)		55,742	1,561,334
Southern Co./The, 5.25%, due 12/1/77(b)		99,672	2,636,324
Southern Co./The, 4.95%, due 1/30/80, Series 2020(b)		230,000	6,053,600

			27,220,050

FINANCIAL	0.9%
DIVERSIFIED FINANCIAL SERVICES	0.3%
Apollo Global Management, Inc., 6.375%, Series A(g)		57,982	1,502,893
National Rural Utilities Cooperative Finance Corp., 5.50%, due 5/15/64, Series US(b)		90,000	2,378,700
Synchrony Financial, 5.625%, Series A(g)		114,545	3,056,061

			6,937,654

		Shares/Units	Value
INVESTMENT BANKER/BROKER	0.6%
Charles Schwab Corp./The, 4.45%, Series J(g)		92,400	$2,316,006
Morgan Stanley, 6.875% to 1/15/24, Series F(b),(g),(h)		100,436	2,827,274
Morgan Stanley, 6.375% to 10/15/24, Series I(b),(g),(h)		178,969	5,068,402
Morgan Stanley, 5.85% to 4/15/27, Series K(b),(g),(h)		110,200	3,138,496

			13,350,178

TOTAL FINANCIAL			20,287,832

INDUSTRIALS—CHEMICALS	0.3%
CHS, Inc., 7.10% to 3/31/24, Series 2(b),(g),(h)		135,283	3,735,163
CHS, Inc., 6.75% to 9/30/24, Series 3(b),(g),(h)		137,935	3,809,765

			7,544,928

INSURANCE	0.6%
LIFE/HEALTH INSURANCE	0.3%
Athene Holding Ltd., 6.35% to 6/30/29, Series A(b),(g),(h)		115,223	3,306,900
Equitable Holdings, Inc., 5.25%, Series A(g)		52,000	1,366,560
MetLife, Inc., 4.75%, Series F(g)		68,800	1,820,448
Voya Financial, Inc., 5.35% to 9/15/29, Series B(g),(h)		67,375	1,844,054

			8,337,962

MULTI-LINE	0.2%
Allstate Corp./The, 5.10%, Series H(b),(g)		146,650	3,961,017
American International Group, Inc., 5.85%, Series A(g)		1,077	29,725

			3,990,742

PROPERTY CASUALTY	0.1%
Enstar Group Ltd., 7.00% to 9/1/28, Series D(g),(h)		77,050	2,215,958

REINSURANCE	0.0%
Arch Capital Group Ltd., 5.25%, Series E(g)		10,833	277,541

TOTAL INSURANCE			14,822,203

PIPELINES	0.2%
Energy Transfer Operating LP, 7.375% to 5/15/23, Series C(b),(g),(h)		109,692	2,555,824
Energy Transfer Operating LP, 7.625% to 8/15/23, Series D(g),(h)		89,991	2,155,284
Energy Transfer Operating LP, 7.60% to 5/15/24, Series E(g),(h)		25,586	611,761

			5,322,869

		Shares/Units	Value
REAL ESTATE	0.1%
DIVERSIFIED	0.0%
VEREIT, Inc., 6.70%, Series F(b),(g)		32,076	$808,636

REINSURANCE	0.1%
Arch Capital Group Ltd., 5.45%, Series F(b),(g)		80,000	2,099,200

TOTAL REAL ESTATE			2,907,836

UTILITIES	0.3%
NiSource, Inc., 6.50% to 3/15/24, Series B(b),(d),(g),(h)		92,315	2,572,819
South Jersey Industries, Inc., 5.625%, due 9/16/79		95,800	2,444,816
Spire, Inc., 5.90%, Series A(b),(g)		101,071	2,773,388

			7,791,023

TOTAL UNITED STATES			122,589,410

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$121,328,866)			128,788,821

		Principal Amount	Value
PREFERRED SECURITIES—CAPITAL SECURITIES	13.5%
AUSTRALIA	0.3%
INSURANCE-PROPERTY CASUALTY
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (USD)(h),(j)		$1,800,000	1,966,671
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (USD)(h),(j)		5,155,000	5,772,698

TOTAL AUSTRALIA			7,739,369

CANADA	1.5%
PIPELINES	1.1%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (USD)(h)		7,080,000	7,593,300
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (USD)(b),(h)		4,155,000	4,439,800
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (USD)(b),(h)		3,289,000	3,449,001
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (USD)(b),(h)		5,008,000	5,371,080
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (USD)(b),(h)		5,765,000	6,289,659

			27,142,840

		Principal Amount	Value
UTILITIES	0.4%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (USD)(b),(h)		$8,000,000	$9,106,040

TOTAL CANADA			36,248,880

FINLAND	0.1%
BANKS
Nordea Bank Abp, 6.625% to 3/26/26, 144A (USD)(b),(c),(g),(h),(k)		1,400,000	1,600,669

FRANCE	1.2%
BANKS	1.1%
BNP Paribas SA, 6.625% to 3/25/24, 144A (USD)(b),(c),(g),(h),(k)		3,660,000	4,008,322
BNP Paribas SA, 7.00% to 8/16/28, 144A (USD)(b),(c),(g),(h),(k)		1,000,000	1,159,615
BNP Paribas SA, 7.375% to 8/19/25, 144A (USD)(b),(c),(g),(h),(k)		3,600,000	4,178,502
Credit Agricole SA, 6.875% to 9/23/24, 144A (USD)(b),(c),(g),(h),(k)		2,600,000	2,887,807
Credit Agricole SA, 7.875% to 1/23/24, 144A (USD)(b),(c),(g),(h),(k)		400,000	449,750
Credit Agricole SA, 8.125% to 12/23/25, 144A (USD)(b),(c),(g),(h),(k)		3,550,000	4,288,844
Societe Generale SA, 6.75% to 4/6/28, 144A (USD)(b),(c),(g),(h),(k)		3,400,000	3,794,060
Societe Generale SA, 7.375% to 9/13/21, 144A (USD)(b),(c),(g),(h),(k)		3,600,000	3,685,392
Societe Generale SA, 8.00% to 9/29/25, 144A (USD)(b),(c),(g),(h),(k)		1,800,000	2,111,851

			26,564,143

INSURANCE—MULTI-LINE	0.1%
AXA SA, 6.379% to 12/14/36, 144A (USD)(b),(c),(g),(h)		1,600,000	2,218,184

TOTAL FRANCE			28,782,327

HONG KONG	0.1%
BANKS
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (USD)(b),(c),(g),(h)		2,200,000	2,395,125

ITALY	0.1%
BANKS
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (USD)(b),(c),(g),(h),(k)		2,900,000	3,298,750

JAPAN	0.3%
INSURANCE—LIFE/HEALTH INSURANCE
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (USD)(b),(c),(g),(h)		2,000,000	2,217,500
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (USD)(b),(c),(h)		5,000,000	5,533,725

TOTAL JAPAN			7,751,225

		Principal Amount	Value
NETHERLANDS	0.2%
BANKS
ING Groep N.V., 5.75% to 11/16/26 (USD)(b),(g),(h),(k)		$1,800,000	$1,964,853
ING Groep N.V., 6.875% to 4/16/22 (USD)(g),(h),(j),(k)		3,000,000	3,128,772

TOTAL NETHERLANDS			5,093,625

NORWAY	0.1%
BANKS
DNB Bank ASA, 6.50% to 3/26/22 (USD)(g),(h),(j),(k)		3,000,000	3,121,875

SPAIN	0.2%
BANKS
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (USD)(b),(g),(h),(k)		3,800,000	4,114,830

SWITZERLAND	1.0%
BANKS
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (USD)(c),(g),(h),(k)		1,600,000	1,620,000
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (USD)(b),(c),(g),(h),(k)		3,000,000	3,197,505
Credit Suisse Group AG, 7.125% to 7/29/22 (USD)(g),(h),(j),(k)		2,600,000	2,709,226
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (USD)(b),(c),(g),(h),(k)		1,400,000	1,519,693
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (USD)(b),(c),(g),(h),(k)		400,000	434,216
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (USD)(b),(c),(g),(h),(k)		4,800,000	5,087,328
UBS Group AG, 6.875% to 8/7/25 (USD)(g),(h),(j),(k)		3,200,000	3,618,963
UBS Group AG, 7.00% to 1/31/24, 144A (USD)(b),(c),(g),(h),(k)		4,600,000	5,055,791
UBS Group AG, 7.125% to 8/10/21 (USD)(g),(h),(j),(k)		800,000	816,201

TOTAL SWITZERLAND			24,058,923

UNITED KINGDOM	2.1%
BANKS	1.8%
Barclays PLC, 7.875% to 3/15/22 (USD)(g),(h),(j),(k)		3,800,000	4,001,875
Barclays PLC, 8.00% to 6/15/24 (USD)(b),(g),(h),(k)		2,200,000	2,443,041
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (USD)(b),(c),(d),(g),(h)		7,270,000	11,944,610
HSBC Holdings PLC, 6.375% to 3/30/25 (USD)(b),(g),(h),(k)		1,600,000	1,765,400
HSBC Holdings PLC, 6.50% to 3/23/28 (USD)(b),(g),(h),(k)		2,800,000	3,144,750
HSBC Holdings PLC, 6.875% to 6/1/21 (USD)(b),(g),(h),(k)		3,400,000	3,438,080

		Principal Amount		Value
Lloyds Banking Group PLC, 7.50% to 6/27/24 (USD)(b),(g),(h),(k)		$3,534,000		$3,948,256
Lloyds Banking Group PLC, 7.50% to 9/27/25 (USD)(b),(g),(h),(k)		1,800,000		2,061,000
Natwest Group PLC, 8.00% to 8/10/25 (USD)(b),(g),(h),(k)		3,600,000		4,228,992
Natwest Group PLC, 8.625% to 8/15/21 (USD)(b),(g),(h),(k)		3,200,000		3,283,104
Standard Chartered PLC, 4.75% to 1/14/31, 144A (USD)(c),(g),(h),(k)		1,400,000		1,395,975
Standard Chartered PLC, 7.75% to 4/2/23, 144A (USD)(c),(g),(h),(k)		600,000		650,544

				42,305,627

INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (USD)(b),(h)		2,754,000		3,324,322

OIL & GAS	0.2%
BP Capital Markets PLC, 4.875% to 3/22/30 (USD)(b),(g),(h)		3,550,000		3,811,812

TOTAL UNITED KINGDOM				49,441,761

UNITED STATES	6.3%
BANKS	3.7%
AgriBank FCB, 6.875% to 1/1/24(b),(g),(h)		37,000	†	4,042,250
Bank of America Corp., 5.875% to 3/15/28, Series FF(b),(g),(h)		3,682,000		4,020,449
Bank of America Corp., 6.10% to 3/17/25, Series AA(b),(g),(h)		4,886,000		5,426,856
Bank of America Corp., 6.25% to 9/5/24, Series X(b),(g),(h)		4,700,000		5,203,574
Bank of America Corp., 6.50% to 10/23/24, Series Z(b),(g),(h)		3,806,000		4,272,235
Citigroup, Inc., 5.00% to 9/12/24, Series U(b),(g),(h)		4,079,000		4,212,791
Citigroup, Inc., 5.90% to 2/15/23(b),(g),(h)		5,675,000		6,012,776
Citigroup, Inc., 5.95% to 5/15/25, Series P(b),(g),(h)		6,000,000		6,480,000
Citigroup, Inc., 6.25% to 8/15/26, Series T(b),(g),(h)		4,850,000		5,553,250
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(b),(g).(h)		2,000,000		2,214,140
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series C(b),(g),(h)		1,200,000		1,267,500
CoBank ACB, 6.25% to 10/1/22, Series F(b),(g),(h)		52,500	†	5,525,625
CoBank ACB, 6.25% to 10/1/26, Series I(b),(g),(h)		2,866,000		3,109,610
Comerica, Inc., 5.625% to 7/1/25(g),(h)		1,997,000		2,204,189
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(b),(c),(g),(h)		35,300	†	3,883,000
Goldman Sachs Group, Inc./The, 5.30% to 11/10/26, Series O(b),(g),(h)		1,645,000		1,817,725
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(g),(h)		1,500,000		1,565,550
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series F(g),(h)		1,500,000		1,672,875
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(b),(g),(h)		2,500,000		2,697,113
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(b),(g),(h)		2,790,000		3,055,841
Truist Financial Corp., 4.80% to 9/1/24, Series N(b),(g),(h)		1,810,000		1,900,174

		Principal Amount		Value
Truist Financial Corp., 5.10% to 3/1/30, Series Q(g),(h)		$2,623,000		$2,866,414
Truist Financial Corp., 5.125% to 12/15/27, Series M(g),(h)		500,000		529,375
Wells Fargo & Co., 3.90% to 3/15/26(g),(h)		3,500,000		3,536,837
Wells Fargo & Co., 5.875% to 6/15/25, Series U(b),(g),(h)		2,891,000		3,190,218
Wells Fargo & Co., 5.95%, due 12/1/86(b)		2,830,000	†	3,773,010

				90,033,377

ELECTRIC	0.2%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series A(b),(g),(h)		1,960,000		2,054,017
Duke Energy Corp., 4.875% to 9/16/24(b),(g),(h)		3,580,000		3,791,220

				5,845,237

FINANCIAL—INVESTMENT BANKER/BROKER	0.4%
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(g),(h)		5,000,000		5,086,500
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(g),(h)		2,936,000		3,250,651

				8,337,151

FOOD	0.3%
Dairy Farmers of America, Inc., 7.875%, 144A(c),(f),(g)		60,000	†	6,030,000

INFRASTRUCTURE	0.2%
ELECTRIC	0.1%
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(b),(h)		1,525,000		1,650,812

GAS—DISTRIBUTION	0.1%
Sempra Energy, 4.875% to 10/15/25(g),(h)		3,780,000		4,054,050

TOTAL INFRASTRUCTURE				5,704,862

INSURANCE	1.3%
LIFE/HEALTH INSURANCE	0.9%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(b),(c)		4,500,000		6,265,125
MetLife, Inc., 3.759% (3 Month US LIBOR + 3.575%), Series C (FRN)(g),(i)		1,067,000		1,067,000
MetLife, Inc., 5.875% to 3/15/28, Series D(b),(g),(h)		2,530,000		2,814,625
MetLife, Inc., 9.25%, due 4/8/68, 144A(b),(c)		6,500,000		9,538,671
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53(b),(h)		500,000		535,684
Voya Financial, Inc., 6.125% to 9/15/23, Series A(b),(g).(h)		1,310,000		1,408,446

				21,629,551

MULTI-LINE	0.1%
American International Group, Inc., 8.175% to 5/15/38, due 5/15/68(b),(h)		925,000		1,287,063

		Principal Amount	Value
PROPERTY CASUALTY	0.2%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(b),(h)		$3,200,000	$3,656,000
Liberty Mutual Group, Inc., 7.80%, due 3/7/87, 144A(b),(c)		1,680,000	2,189,709

			5,845,709

REINSURANCE	0.1%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(b),(h)		1,760,000	1,806,200

TOTAL INSURANCE			30,568,523

PIPELINES	0.1%
Energy Transfer Operating LP, 7.125% to 5/15/30, Series G(b),(g),(h)		2,247,000	2,194,870

UTILITIES	0.1%
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(b),(h)		2,870,000	3,280,577

TOTAL UNITED STATES			151,994,597

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$293,579,605)			325,641,956

		Number of Rights
RIGHTS—ITALY	0.0%
INFRASTRUCTURE—GAS—DISTRIBUTION
Snam S.p.A., expires 4/7/21 (a),(f)		5,181,340	5,469

TOTAL RIGHTS (Identified cost—$0)			5,469

		Shares
SHORT-TERM INVESTMENTS	0.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%(l)		8,484,131	8,484,131

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$8,484,131)			8,484,131

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,527,909,185)	133.8%		3,222,891,207
WRITTEN OPTION CONTRACTS	(0.0)		(86,385)
LIABILITIES IN EXCESS OF OTHER ASSETS	(33.8)		(814,275,299)

NET ASSETS (Equivalent to $25.72 per share based on 93,657,975 shares of common stock outstanding)	100.0%		2,408,529,523

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(m)	Premiums Received	Value
Call — Southern Co./The	$62.50	4/16/21	(1,329)	$(8,261,064)	$(79,692)	$(86,385)

Derivative Contract—Unfunded Subscription Agreement
Counterparty	Referenced Obligation	Notional Amount(o)	Settlement Date	Unrealized Appreciation (Depreciation)	% of Net Assets
Star Peak Energy Transition Corp. (Stem, Inc.)	Star Peak Energy Transition Corp. (Stem, Inc.)(a),(n)	$9,500,000	4/28/21	$13,556,500	0.56%

The total amount of the Derivative Contract as presented in the table above is representative of the volume of activity for this derivative type during the period March 26, 2021 through March 31, 2021, which was the period the Fund had the Derivative Contract outstanding.

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable		Fixed Payment Frequency	Floating Rate Receivable (resets monthly)		Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$255,000,000	0.670	%(p)	Monthly	1 month LIBOR	(p)	Monthly	9/15/25	2,685,744	—	2,685,744
212,500,000	1.240		Monthly	0.109%(q	)	Monthly	2/3/26	(3,484,557)	(84,854)	(3,569,411)
255,000,000	1.237	(p)	Monthly	1 month LIBOR	(p)	Monthly	9/15/27	4,834,377	—	4,834,377

								$4,035,564	$(84,854)	$3,950,710

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
FRN	Floating Rate Note
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	Restricted security. Aggregate holdings equal 0.6% of the net assets of the Fund. This security was acquired on March 25, 2021 at a cost of $22.

†	Represents shares.

(a)	Non-income producing security.

(b)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $1,713,441,176 in aggregate has been pledged as collateral.
(c)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $231,160,644 which represents 9.6% of the net assets of the Fund, of which 0.0% are illiquid.

(d)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $779,713,277 in aggregate has been rehypothecated.
(e)	All or a portion of the security is pledged in connection with written option contracts. $16,772,496 in aggregate has been pledged as collateral.
(f)	Security value is determined based on significant unobservable inputs (Level 3).
(g)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(h)	Security converts to floating rate after the indicated fixed-rate coupon period.
(i)	Variable rate. Rate shown is in effect at March 31, 2021.
(j)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $25,136,281 which represents 1.0% of the net assets of the Fund, of which 0.0% are illiquid.

(k)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $98,213,832 which represents 4.1% of the net assets of the Fund. (3.0% of the managed assets of the Fund).

(l)	Rate quoted represents the annualized seven-day yield.
(m)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(n)

Represents an unfunded subscription agreement in a private investment in a public entity. The investment is restricted from resale until the shares are registered. Investment market value is determined based on significant unobservable inputs (Level 3).

(o)	Represents the number of shares multiplied by the subscription price.
(p)	Represents two forward-starting interest rate swap contracts with interest receipts and payments commencing on December 24, 2021 and December 24, 2022, respectively (effective dates).
(q)	Based on 1 month LIBOR. Represents rates in effect at March 31, 2021.

Sector Summary	% of Managed Assets
Electric	28.8
Pipelines	11.6
Railways	8.1
Communications	7.9
Banks	7.3
Toll Roads	7.1
Airports	7.0
Utilities	6.3
Infrastructure	5.4
Gas Distribution	2.3
Insurance	1.8
Freight Rails	1.7
Real Estate	1.4
Financial	0.9
Other	2.4

100.0

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of March 31, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Thailand	$52,479,523	$—	$52,479,523	$—
United States	1,588,807,742	1,573,733,159	—	15,074,583	(a)
Other Countries	1,118,683,565	1,118,683,565	—	—
Preferred Securities—$25 Par Value:
United States	122,589,410	115,695,719	6,893,691	—
Other Countries	6,199,411	6,199,411	—	—
Preferred Securities—Capital Securities:
United States	151,994,597	—	145,964,597	6,030,000	(b)
Other Countries	173,647,359	—	173,647,359	—
Rights	5,469	—	—	5,469
Short-Term Investments	8,484,131	—	8,484,131	—

Total Investments in Securities(c)	$3,222,891,207	$2,814,311,854	$387,469,301	$21,110,052

Derivative Contract – Unfunded Subscription Agreement	$13,556,500	$—	$—	$13,556,500	(a)
Interest Rate Swap Contracts	7,520,121	—	7,520,121	—

Total Derivative Assets(c)	$21,076,621	$—	$7,520,121	$13,556,500

Interest Rate Swap Contracts	$(3,569,411)	$—	$(3,569,411)	$—
Written Option Contracts	(86,385)	(86,385)

Total Derivative Liabilities(c)	$(3,655,796)	$(86,385)	$(3,569,411)	$—

(a)

Investment is valued based on the underlying stock price and significant unobservable inputs as such, this security has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.

(b)

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

(c)	Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— United States— Pipelines— MLP	Preferred Securities— Capital Securities— United States— Food	Derivative Contract— Unfunded Subscription Agreement
Balance as of December 31, 2020	$—	$5,790,000	$—
Purchases	12,775,070	—	—
Change in unrealized appreciation (depreciation)	2,299,513	240,000	13,556,500

Balance as of March 31, 2021	$15,074,583	$6,030,000	$13,556,500

The change in unrealized appreciation (depreciation) attributable to securities owned on March 31, 2021 which were valued using significant unobservable inputs (Level 3) amounted to $16,096,013.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at March 31, 2021	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock - United States - Pipelines- MLP	$15,074,583	Market Price Less Discount	Liquidity Discount	7.0%	Decrease
Derivative Contract— Unfunded Subscription Agreement	13,556,500	Market Price Less Discount	Liquidity Discount	8.7%	Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

Note 2. Derivative Investments

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (“the effective date”). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Payments received from or paid to the counterparty, including at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Derivative Contract—Unfunded Subscription Agreement: The Fund has entered into a subscription agreement to purchase $9.5 million of unregistered shares of Star Peak Energy Transition Corp. (STPK) (NYSE: STPK), a special purpose vehicle that plans to combine with Stem, Inc. (STEM). Among other closing conditions, the closing

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

of the Fund’s subscription for the shares is conditioned upon the substantially concurrent consummation of the business combination of STPK and STEM. This business combination requires approval by shareholders of both STPK and STEM. Assuming timely approval of the business combination and the satisfaction of the conditions relating thereto, the closing of the subscription is expected to occur in April 2021. At closing, the Fund will deliver cash in the amount of the purchase price and receive restricted PIPE (Private Investment in Public Shares) shares of STPK that will be registered within 90 days.

The following summarizes the volume of the Fund’s written option contracts and interest rate swap contracts activity for the three months ended March 31, 2021:

	Written Option Contracts(a)	Interest Rate Swap Contracts
Average Notional Amount	$28,858,598	$467,500,000

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.